UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2004

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Power point presentation of Rewards Network Inc. dated February, 2004

ITEM 9. REGULATION FD DISCLOSURE.

The information contained herein, including the Exhibit attached hereto, is being furnished pursuant to Item 9 of Form 8-K, Regulation FD Disclosure. Attached as Exhibit 99.1 is a power point presentation prepared by Rewards Network Inc.’s management for general use in addressing investors, potential investors and/or analysts from time to time.

The information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/S/ BRYAN ADEL
Bryan Adel
Vice President, General Counsel, Secretary and Chief Privacy Officer

Dated: February 17, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Power point presentation of Rewards Network Inc. dated February, 2004